EXHIBIT 4.2

    BY EXECUTING THIS SUBSCRIPTION AGREEMENT, AN INVESTOR IS NOT WAIVING ANY
                    RIGHT UNDER THE FEDERAL SECURITIES LAWS.

                       SUBSCRIPTION AGREEMENT INSTRUCTIONS

A.    Completion of Subscription Agreement

      1. Subscription and related undertakings, representations and warranties: Please read carefully pages C-1 through C-15 and Appendix A and B to this Subscription Agreement.

            o Indicate appropriate type of ownership on page C-6.

            o If you are an individual complete page C-7. If you are a trust or corporation, etc. complete page C-9.

            o If you are investing in an employee benefit plan complete page
            C-10.

            o Indicate the investment amount and check whether this is your initial investment or an additional investment on page C-12.

            o All parties must date and sign on page C-14.

2.    Investment Account Application with Suitability Standards

            o Fill out individual account holder, co-account holder, and legal entities (non-benefit plans) as appropriate on pages C-6 through C-11.

            o Complete financial status and suitability on page C-8.

3.    Distribution Information.

            o Check whether or not you will participate in the Distribution Reinvestment Plan of Global Express Fund on page C-5.

            o Fill out all information on page C-12.

4.    Signature Page. Sign and date on page C-14.

B. Payment. All Subscriptions must be a minimum of $2000 ($5000 for Nevada Residents).

                                    If you are purchasing during the            If you are purchasing following
                                    Course of the Minimum Offering              the period of the Minimum Offering
                                    --------------------------------            ----------------------------------
Payment by Bank Check
or Certified Check:...............  Make payable to the order of                Make payable to the order of
                                    "Southwest Escrow Company"                  "Global Express Fund I"

Payment by Wire Transfer:.........  U.S. Bank of Nevada                         Bank of America, N.A.
                                    ABA No. 121201694                           ABA No. 122400724
                                    Southwest Escrow Company                    Global Express Fund I
                                    Account No. 1537-9030-9204                  Account No. 004961930215
                                    Re: Escrow No. 01-09-0003DEP
                                    Attn: Dale E. Puhl

C. Questions. If you have any questions when completing this Subscription Agreement, please call Global Express Securities, Inc. at 1-800-988-1488.

D. Return of Documents. The Subscription Agreement should be returned to the following address:

                          Global Express Securities, Inc.
                          8540 South Eastern Ave, Suite 210
                          Las Vegas, Nevada 89012

                  SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY
            GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC
                       A NEVADA LIMITED LIABILITY COMPANY

      The undersigned hereby applies to become a member in GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC, a Nevada limited liability company (the "Global Express Fund"), and subscribes to purchase a unit (the "Unit") in the dollar amount specified herein representing an interest in the Fund as set forth in the Global Express Fund amended and restated operating agreement (the "Operating Agreement") attached as Exhibit B to the prospectus dated October 4, 2001, as amended on January 17, 2002, April 30, 2002 and June 20, 2002 (the "Prospectus").

      1. Representations and Warranties. The undersigned represents and warrants to the Global Express Fund and its manager, Conrex International Financial, Inc., doing business as Global Express Capital Mortgage (the "Manager"), as follows:

            (a) I have received, read and understand the Prospectus, and in making this investment I am relying only on the information provided therein. I have not relied on any statements or representations inconsistent with those contained in the Prospectus.

            (b) I, or the fiduciary account for which I am purchasing, meet the applicable suitability standards and financial requirements set forth in the Prospectus under "INVESTOR SUITABILITY STANDARDS" as they pertain to the state of my primary residence and domicile.

            (c) I am aware that this subscription may be rejected in whole or in part by the Manager in its sole and absolute discretion; that my investment, if accepted, is subject to certain risks described in part under "RISKS FACTORS" set forth in the Prospectus; and that there will be no public market for the Units, and accordingly, it may not be possible for me to readily liquidate my investment in the Fund.

            (d) I have been informed by the participating broker-dealer firm specified herein, if any, of all pertinent facts relating to the lack of liquidity or marketability of this investment. I understand that the Units may not be sold or otherwise disposed of without the prior written consent of the Manager, which consent may be granted or withheld in its sole discretion, that any transfer is subject to numerous other restrictions described in the Prospectus and in the Operating Agreement. I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can provide for my current needs and possible personal contingencies, or if I am the trustee of a retirement trust, that the limited liquidity of the Units will not cause difficulty in meeting the trust's obligations to make distributions to plan participants in a timely manner.

            (e) I am of the age of majority (as established in the state in which I am domiciled) if I am an individual, and in any event, I have full power, capacity, and authority to enter into a contractual relationship with the Global Express Fund. If acting in a representative or fiduciary capacity for a corporation, Global Express Fund or trust, or as a custodian or agent for any person or entity, I have full power or authority to enter into this subscription agreement in such capacity and on behalf of such corporation, Global Express Fund, trust, person or entity.

            (f) I am buying the Units solely for my own account, or for the account of a member or members of my immediate family or in a fiduciary capacity for the account of another person or entity and not as an agent for another. I understand that the sale, transfer and assignment of the Units are subject to restrictions and may not be sold, transferred or assigned except in accordance with the terms of the Operating

Agreement of Global Express Fund, and I am aware that the certificate evidencing the Units will bear the following restrictive legend:

            THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

            (g) I acknowledge and agree that counsel representing the Global Express Fund, the Manager and their affiliates does not represent me and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing me or any of the members in any respect.

            (h) If I am buying the Units in a fiduciary capacity or as a custodian for the account of another person or entity, I have been directed by that person or entity to purchase the unit(s), and such person or entity is aware of my purchase of Units on their behalf, and consents thereto and is aware of the merits and risks involved in the investment in the Global Express Fund.

      By making these representations, the subscriber has not waived any right of action available under applicable federal or state securities laws.

      2. Power of Attorney. Upon acceptance of this subscription, the undersigned hereby irrevocably constitutes and appoints the Manager as its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead to make, execute, sign, acknowledge, verify, deliver, record and file, on its behalf the following; (i) the Global Express Fund Operating Agreement attached as Exhibit B to the Prospectus, (ii) any amendment to the Operating Agreement which complies with the provisions thereof and (iii) any amendment to the Global Express Fund's certificate of formation and any other governmental filings and any amendment thereto required because the Operating Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Global Express Fund or in the capital contributions of its members. This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Manager and as such (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Global Express Fund or the Manager shall have had notice thereof, (ii) may be exercised for a member by a facsimile signature of the Manager or, after listing more than one member, including the undersigned, by a single signature of the Manager acting as attorney-in-fact for all of them; and, (iii) shall survive the delivery of an assignment by a member of the whole or any portion of its Units or interest in the Global Express Fund, except that where the assignee thereof has been approved by the Manager for admission to the Fund and a substituted member, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Manager to execute, acknowledge, and file any instrument necessary to effect such substitution.

      3. Acceptance. This subscription agreement will be accepted or rejected by a Manager within five (5) days of its receipt by the Global Express Fund. Upon acceptance, this subscription will become irrevocable, and will obligate the undersigned to purchase a Unit in the dollar amount specified herein. The Manager will return a countersigned copy of this subscription agreement to accepted subscribers, which copy (together with the cancelled check) of the agreement will be evidence of the purchase of the Units.

      4. Payment of Subscription Price. The full purchase price for the Units, equal to the dollar amount thereof, payable in cash concurrently with delivery of this subscription agreement. I understand that my subscription funds will be held by the Manager, until my funds are needed to fund a mortgage investment or for other proper Global Express Fund purposes. In the interim, my subscription funds will earn interest at rates equal to the rates received by the Company or short-term cash deposits or securities.

            At the discretion of the Manager of Global Express Fund, you may contribute entire or fractional interests in pre-exiting mortgage loans in exchange for Units, provided that any such loan satisfies the mortgage lending guidelines of Global Express Fund. The number of Units you shall receive in exchange for such a contribution shall be equal to the then outstanding principal balance of such loan, together with any accrued but unpaid interest, or a proportionate share of such loan balance with respect to the contribution of a fractional loan interest.

      5. The Undersigned agrees to indemnify and Hold Global Express Capital Real Estate Investment Fund I, LLC, a Nevada Limited Liability Company, and its Manager and other agents and employees harmless from and against any and all claims, demands, liabilities, and damages, including, without limitation, all attorneys' fees which shall be paid as incurred) which any of them may incur, in any manner or to any person, by reason of the falsity, incompleteness or misrepresentation of any information furnished by the undersigned herein or in any document submitted herewith.

      6. Reinvestment of Distributions. Global Express Fund maintains a Distribution Reinvestment Plan (the "Plan") under which distributions of income of Global Express Fund may be reinvested for the purchase of additional Units rather than being received in cash. See Prospectus, under "Summary of Operating Agreement--Distribution Reinvestment Plan." So long as the undersigned investor meets the suitability standards established by Global Express Fund and by the securities law administrator of the state in which the undersigned investor is domiciled, and subject to possible suspension or termination of the Plan by the Manager of Global Express Fund, as set forth in the Operating Agreement, the undersigned investor will continue to participate in the Plan. The undersigned investor may change his election at any time by written notice to Global Express Fund. Please choose one or the other of the two options by a check mark in the appropriate blank. If you check neither blank, you will be considered to have elected to receive your distributions in cash (Option B).

            PLEASE PLACE YOUR INITIALS NEXT TO THE APPROPRIATE ITEM:

            ____ ____ A. The undersigned investor elects to participate in the Plan and receive additional Units rather than cash as distributions of net income from Global Express Fund.

            ____ ____ B. The undersigned investor elects not to participate in the Plan and to receive distributions of net income in cash from Global Express Fund.

      7. Signature. The undersigned represents that: (a) I have read the foregoing and that all the information provided by me is accurate and complete; and (b) I will notify the general partners immediately of any material adverse change in any of the information set forth herein which occurs prior to the acceptance of my subscription.

            GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC

                             SUBSCRIPTION AGREEMENT

                    PLEASE READ THIS AGREEMENT BEFORE SIGNING

--------------------------------------------------------------------------------

Type Of Ownership: (check one)

1.   |_| SINGLE PERSON (I)                              *12.    |_| INDIVIDUAL RETIREMENT
         (Investor and Trust Custodian must sign)                   ACCOUNT (IRA)

2.   |_| MARRIED PERSON--SEPARATE                       *13.    |_| IRA/SEP (SEP)
         PROPERTY (I-2)                                             (Investor and Trust Custodian must sign)

*3.  |_| COMMUNITY PROPERTY WITH                        *14.    |_| ROLLOVER IRA (ROI)
         RIGHTS OF SURVIVORSHIP (COM)                               (Investor and Trust Custodian must sign)

*4.  |_| TENANTS IN COMMON (T)                           15.    |_| KEOGH (H.R.10) (K)
         (All parties must sign)                                    (Custodian signature required)

*5.  |_| JOINT TENANTS WITH RIGHTS OF                    16.    |_| PARTNERSHIP (P)
         SURVIVORSHIP (J)                                           (Authorized Party must sign)
         (All parties must sign)

6.   |_| CORPORATION (C):                                17.    |_| NON-PROFIT ORGANIZATION (NP)
         (Authorized party must sign)                               (Authorized Party must sign)

7.   |_| TRUST (TR)                                      18.    |_| CUSTODIAN (CU)
         (Trustee signature required)                               (Custodian signature required)
     |_| Taxable
     |_| Tax Exempt

8.   |_| PENSION PLAN (PP)                               19.    |_| CUSTODIAN/UGMA (UGM)
         (Trustee signature required)                               (Custodian signature required)

9.   |_| PROFIT SHARING PLAN (PSP)                       20.    |_| OTHER (Explain)
         (Trustee signature required)
                                                         __________________________________________________
*10. |_| ROTH IRA (RRA)
         (Investor and Trust Custodian must sign)        __________________________________________________

*11. |_| Rollover ROTH IRA (RRI)                         __________________________________________________
         (Investor and Trust Custodian must sign)

----------
* Two or more signatures required. Complete Sections 1 through 6 where applicable.

1. INDIVIDUAL     Type or print your name(s) exactly as it should appear in the
   INVESTOR       account records of the Fund. Complete this section for
                  individual investors and all trusts other than an IRA/Keogh or other qualified plans, If an IRA/Keogh or qualified plan,
                  Section 2 must also be completed. All checks and correspondence will go to this address unless another address is listed in Sections 2 or 5 below.

                  ______________________________________________________________
                  Individual Name

                  ______________________________________________________________
                  Additional Name(s) if held in joint tenancy, community property, tenants-in-common

                  ______________________________________________________________
                  Street Address

                  ______________________________________________________________
                  City                       State                  Zip Code

                  ______________________________________________________________
                  Daytime Phone Number                 Evening Phone Number

                  ______________________________________________________________
                  Taxpayer ID#                         Social Security #

                  A social security number or taxpayer identification number is required for each individual investor. (For IRAs, Keoghs, (H.R.10) and qualified plans, the taxpayer identification number is your plan or account tax or employer identification number. For most individual taxpayers, it is your social security number. NOTE: If the Units are to be held in more than one name, only one number will be used and will be that of the first person listed.)

                  ______________________________________________________________
                  Date of Birth

                  Citizenship   U.S.___________   Other _____________

                  _____________________________   ______________________________
                  Occupation                      Employer Name

                                                  ______________________________
                                                  Employer Address

                                                  ______________________________
                                                  City        State        Zip

                  Investment Objective:

                        Preservation of capital and monthly income distributions |_| (check)

                        Other (please explain) _________________________________

                  Investor's Net Worth, exclusive of home, furnishings, and automobile (check appropriate range)

                  |_| under $45,000         |_| $45,000-$49,999    |_| $50,000-$59,000

                  |_| $60,000-$64,999       |_| $65,000-$124,999   |_| $125,000-$149,000

                  |_| $150,000-$199,999     |_| $200,000-$224,999  |_| $225,000-$249,999

                  |_| $250,000- or greater

                  Please provide any other information that would help the Manager determine whether the Investor has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this security.

                  ______________________________________________________________

                  Investor's Annual Income (check appropriate range)

                  |_| under $45,000         |_| $45,000-$49,999    |_| $50,000-$59,000

                  |_| $60,000-$64,999       |_| $65,000-$124,999   |_| $125,000-$149,000

                  |_| $150,000-$199,999     |_| $200,000-$224,999  |_| $225,000-$249,999

                  |_| $250,000- or greater

                  Total Assets of the Investor(s): $ ___________________________

                  Discuss your investments in the last five years and discuss who made the relevant investment decisions (you, your financial advisor, broker, accountant or attorney).

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

                  Please provide any other information that would help the Manager determine whether the Investor has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this security.

                  ______________________________________________________________

                  Are you subject to any regulatory or other constraints that may preclude or limit your participation in any potential company investment?
                  |_| YES |_| NO

                  If yes, please explain: ______________________________________

                  Are you an associated person of another member of the NASD? |_| YES |_| NO

2. LEGAL          Name of Investor: ____________________________________________
   ENTITIES
   (NON-BENEFIT   Type of Legal Entity: ________________________________________
   PLANS)
   Trust          ______________________________________________________________
   Company,       Please print here the exact name of Custodian or Administrator
   Corporation,
   Partnership    ______________________________________________________________
   or Limited              Address
   Liability
   Company        ______________________________________________________________
                  City                        State                     Zip

                  ______________________________________________________________
                  Taxpayer ID#                           Tax Year End

                  SIGNATURE:


                  (X) __________________________________________________________
                         Trust Company, Custodian or Administrator

                  ______________________________________________________________
                  Please provide the names of any persons authorized to transact business on behalf of the legal entity.

                  Investment Objective:

                        Preservation of capital and monthly income distributions |_| (check)

                        Other (please explain) _________________________________

                  Describe the Investor's investments in the last five years and discuss who made the relevant investment decisions (director, officer, financial advisor, broker, accountant or attorney):

                  ______________________________________________________________

                  ______________________________________________________________

                  Please provide any other information that would help the Manager determine whether the Investor has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this security.

                  ______________________________________________________________

                  Is the Investor subject to any regulatory or other constraints that may preclude or limit the Investor's participation in any potential company investment?
                  |_| YES |_| NO

                  If yes, please explain: ______________________________________

                  Is Investor an associated person of another member of the NASD? |_| YES |_| NO

3. EMPLOYEE
   BENEFIT PLAN

                  Name of the Plan: ____________________________________________

                  Name of Administrator of the Plan ("Administrator"): _________

                  Investment Objective:

                        Preservation of capital and monthly income distributions |_| (check)

                        Other (please explain) _________________________________

                  Total assets (as indicated on most recent balance sheet) of the Investor:

                  $ ____________________________________________________________

                  Does this investment exceed 10% of the Plan's assets? |_| YES |_| NO

                  Is the Plan an "employee benefit plan" within the meaning of Title I of ERISA (an "ERISA Plan") with a fiduciary as defined in Section 3(21) of ERISA which is a bank, insurance company or registered investment advisor (other than an affiliate of the Manager), which fiduciary will decide whether to purchase Units? |_| YES |_| NO

                  If yes, please explain: ______________________________________

                  Is the Plan an employee benefit plan other than an ERISA plan? |_| YES |_| NO

                  If yes, provide details as to the nature (IRA, Keogh, etc.) and the person making investment decisions on behalf of the Plan _________________________________________________________

                  ______________________________________________________________

                  Does the Plan permit participants to direct the investment of the contributions made to the Plan on their behalf?
                  |_| YES |_| NO

      IF THE ANSWER TO ANY OF THESE IS "YES," INDICATE WHETHER ALL OF THE
       REPRESENTATIONS AND WARRANTIES BELOW ARE TRUE BY INITIALING BELOW.

      The Administrator of the Plan has studied the Prospectus and has made an independent decision to purchase Units solely on the basis thereof and without reliance on any other information or statements as to the appropriateness of this investment for the Plan.

      All the obligations and requirements of ERISA, including prudence and diversification, with respect to the investment of "plan assets" in a certain company (the "Plan Company") have been considered by the Administrator of the Plan.

      The Administrator and, if different, authorized signatory of the Plan understand that neither the Manager nor any of its affiliates: (a) has exercised any investment discretion or control with respect to the Plan's purchase of the security, (b) have authority, responsibility to give, or have given individualized investment advice with respect to the Plan's purchase of any securities, or (c) are employers maintaining or contributing to such Plan.

      An investment in the Plan Company conforms in all respects to the governing documents of the Plan.

      The person executing this Subscription Agreement on behalf of the Plan is a "fiduciary" of such Plan and trust and/or custodial account (within the meaning of Section 3(21)(A) of ERISA); the execution and delivery of this Subscription Agreement with respect to the Plan and trust and/or custodial account have been duly authorized; and investment in the Plan Company conforms in all respect to laws applicable to the Plan and the Plan documents; and in making this investment, the Plan, its fiduciaries and its Administrator are aware of, and have taken into consideration, among other things, risk return factors and the anticipated effect of an investment in the Plan Company on the diversification, liquidity and cash flow needs of the Plan and the projected effect of the investment in meeting the Plan's funding objectives and have concluded that this investment is a prudent one.

      The Plan's governing documents do not prohibit the Plan Company from investing in specific securities or issues, including, but not limited to, securities which would be deemed to be "employer securities" with respect to the Plan as defined in Section 407 of ERISA.

      The Plan's proxy voting guidelines do not apply to securities held by the Plan Company.

      The Plan, its Administrator and, if different, the person executing this Subscription Agreement fully understand the tax considerations and risks of this investment.

      ARE THE FOREGOING REPRESENTATIONS AND WARRANTIES TRUE?

      |_| YES |_| NO

      Please provide any other information that would help the Manager determine whether the Investor has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in Units.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. INVESTMENT

      Amount of payment enclosed $______________________________________________

      Minimum subscription is $2,000 ($5,000 in the State of Nevada). Additional investments in cash must be made be in increments of $1,000 only, however, Units purchased other than with cash may be made in varied amounts.

Initial Investment_________________  Additional Investment______________________

                                    If you are purchasing during the            If you are purchasing following
                                    Course of the minimum Offering              the period of the minimum offering
                                    --------------------------------            ----------------------------------
Payment by Bank Check
or Certified Check:...............  Make payable to the order of                Make payable to the order of
                                    "Southwest Escrow Company"                  "Global Express Fund I"

Payment by Wire Transfer:.........  U.S. Bank of Nevada                         Bank of America, N.A.
                                    ABA No. 121201694                           ABA No. 122400724
                                    Southwest Escrow Company                    Global Express Fund I
                                    Account No. 1537-9030-9204                  Account No. 004961930215
                                    Re: Escrow No. 01-09-0003DEP
                                    Attn: Dale E. Puhl

5. ALTERNATIVE ADDRESS FOR CASH DISTRIBUTIONS (If the same as in 1 or 2, please Disregard)

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                              State                                      Zip

________________________________________________________________________________
Account Number

If cash distributions are to be sent to a money market or other account at an address other than that listed, please enter that account number and address here. All other communications will be mailed to the investor's registered address of record under Sections 1 or 2, or to the alternate address listed in
Section 5 above. In no event will the Fund or its affiliates be responsible for any adverse consequences of direct deposits.

      If the proceeds of distributions are to be wired rather than sent by check, the account to which such proceeds should be wired is:

________________________________________________________________________________
         Name of Financial Institution

________________________________________________________________________________
         Routing ABA Number

________________________________________________________________________________
         Address of Financial Institution

________________________________________________________________________________
         Financial Institution Account Name and Number

6. SIGNATURE PAGE

INDIVIDUAL(S):

Investor's primary residence is in _____________________________________________


_______________________________________________      Date:______________________
      Signature of Subscriber

_______________________________________________
      Print Name of Subscriber


_______________________________________________      Date:______________________
      Signature of Co-Subscriber

_______________________________________________
      Print Name of Co-Subscriber

ENTITIES (OTHER THAN PLANS)

_______________________________________________
      Print Name of Subscriber


By:____________________________________________      Date:______________________
      Signature of Authorized Signatory

_______________________________________________
      Print Name and Title of Signatory


By:____________________________________________      Date:______________________
      Signature of Required Authorized
      Co-Signatory

_______________________________________________
      Print Name and Title of Co-Signatory

BENEFIT PLAN ENTITIES


_______________________________________________      Date:______________________
      Signature of Individual Plan Participant

_______________________________________________
      Print Name of Individual Plan Participant


_______________________________________________      Date:______________________
      Signature of Custodian or Trustee

_______________________________________________
      Print Name of Custodian or Trustee


_______________________________________________      Date:______________________
      Signature of Other Authorized Signatory

_______________________________________________
      Print Name of other Authorized Signatory

7. ACCEPTANCE

      The Subscription Agreement will not be an effective agreement until it or a facsimile is signed by a Manager of Global Express Capital Real Estate Investment Fund I, LLC a Nevada limited liability company.

(Office Use Only)

Account #: _____________________________________________________________________

Investor Check Date: ___________________________________________________________

Check Amount: __________________________________________________________________

Check #: _______________________________________________________________________

Entered by: ____________________________________________________________________

Checked by: ____________________________________________________________________

Date Entered: __________________________________________________________________

Subscription has been: |_| Accepted |_| Accepted in Part |_| Rejected |_| Other

Subscription Amount: $________________________         Dated:___________________


By: __________________________________________
      Connie S. Farris, President
      Global Express Capital Mortgage, Manager


By: __________________________________________    Date:_________________________
      Registered NASD Representative


By: __________________________________________    Date:_________________________
      Principal


By: __________________________________________    Date:_________________________
      Principal

                                                                      APPENDIX A

                      State Investor Suitability Standards

      You must meet one of the investor suitability standards contained in the second and third columns in the table below and the suitability standard contained in the fourth column, if applicable, to purchase units. Fiduciaries must also meet one of these conditions. If the investment is a gift to a minor, the custodian or the donor must meet these conditions. For purposes of the net worth calculations below, net worth is the amount by which your assets exceed your liabilities, but excluding your house, home furnishings or automobile(s) among your assets. Our including a state in the chart below is for informational purposes only and is not intended to imply that the offering of units has been qualified in the particular state at this time. We will not sell units in a state in which we have not qualified the offering.

----------------------------------------------------------------------------------------------
State(s)                    1. Minimum Net      Minimum Net Worth    2. Additional
                            Worth AND                                Standards
                            Minimum Gross
                            Income; OR
----------------------------------------------------------------------------------------------
Alabama, Arkansas,          $45,000/$45,000     $ 150,000            N/A
Colorado, Connecticut,
Delaware, Florida,
Georgia, Hawaii,
Idaho, Illinois, Indiana,
Kentucky, Michigan,
Minnesota, Montana,
New Mexico, New
York, Oklahoma,
Oregon, Texas, Utah,
Vermont, Virginia,
Washington, West
Virginia, Wisconsin
----------------------------------------------------------------------------------------------
Arizona, Alaska,            $60,000/$60,000     $225,000             Minimum investment
California, Iowa,                                                    in Iowa for IRAs is
Massachusetts,                                                       $3,000. Minimum
Mississippi, Missouri,                                               investment in North
New Jersey, North                                                    Carolina is $5,000.
Carolina, Tennessee
----------------------------------------------------------------------------------------------
Maine                       $50,000/$50,000     $200,000             N/A
----------------------------------------------------------------------------------------------
New Hampshire               $125,000/$50,000    $250,000             N/A
----------------------------------------------------------------------------------------------
South Carolina              $65,000/$65,000     $150,000             N/A
----------------------------------------------------------------------------------------------
Nevada                      $45,000/$45,000     $150,000             Minimum investment is
                                                                     $5,000 ($2,000 for
                                                                     IRAs)
----------------------------------------------------------------------------------------------


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

----------------------------------------------------------------------------------------------
State(s)                    1. Minimum Net      Minimum Net Worth    2. Additional
                            Worth AND                                Standards
                            Minimum Gross
                            Income; OR
----------------------------------------------------------------------------------------------
Kansas, Nebraska,           $45,000/$45,000     $150,000             Investment is less than
Ohio, Pennsylvania                                                   10% of Net Worth. We will
                                                                     make no sales in these
                                                                     states until we receive
                                                                     proceeds of at least
                                                                     $5,000,000.
----------------------------------------------------------------------------------------------
District of Columbia,       These jurisdictions do not have quantified suitability
Louisiana, North            requirements. We, believe that it is reasonable for us to rely
Dakota, Rhode Island        upon the suitability standards set forth above when selling units to residents of these jurisdictions.
----------------------------------------------------------------------------------------------
Maryland, South             No minimum requirements. Disclosure state only. We will follow
Dakota, Wyoming             the guidelines for the preponderance of the states above in selling units in these states.
----------------------------------------------------------------------------------------------


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

                                                                      APPENDIX B

                       RESTRICTIONS ON TRANSFER SET FORTH
                              IN RULE 260.141.11 OF
       THE CALIFORNIA CODE OF REGULATIONS TITLE 10, CHAPTER 3 (the "Code")

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Section 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

      (1) to the issuer;

      (2) pursuant to the order or process of any court;

      (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

      (4) to the transferor's ancestors, descendants or spouse or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

      (5) to the holders of securities of the same class of the same issuer;

      (6) by way of gift or donation inter vivos or on death;

      (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

      (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or group;

      (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule is not required;

      (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

      (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

      (12) by way of an exchange qualified under Section 25111, 25112, or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25148 is in effect with respect to such qualification;

      (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

      (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

      (15) by the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state, if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

      (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

      (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificate representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONERS RULES.


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